UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CONTENTS

Objectives	1
Management	1
Forward-Looking Statements	2
Market Information	2
Highlights	3
Chairman’s Statement	4
Investment Advisors’ Report	5
Top Ten Holdings	7
Investment Portfolio	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Results of the Annual Stockholders’ Meeting	18
Other Information	18
Fund Management	19
Dividend Reinvestment and Cash Purchase Plan	22
Directors and Administration	23

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-Shares, which are listed in China, have become available for acquisition by institutional investors including the Fund (indirectly). Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.2 trillion as of June 30, 2009.

The day-to-day management of the Fund’s portfolio is handled by JPMAM’s Greater China investment team based in Hong Kong and led by Howard Wang.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively effect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The estimated net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

2 JF CHINA REGION FUND, INC.	JUNE 30, 2009

HIGHLIGHTS

	JUNE 30, 2009 US$ (Unaudited)		DECEMBER 31, 2008 US$ (Audited)
Net Assets	$81.7	million	$61.3	million
Net Asset Value Per Share	$12.67		$9.50

Market Data
Share Price on the New York Stock Exchange	$11.56		$8.77
Discount to Net Asset Value	8.8%		7.6%

Total Return for the Six Months Ended June 30, 2009 (Unaudited)
Net Asset Value			33.4%
Share Price			31.8%

JFC Benchmark Index*			36.3%
MSCI Hong Kong Index (Total)			35.1%
MSCI China Index (Total)			37.6%
MSCI Taiwan Index (Total)			35.4%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). The MSCI Golden Dragon Index (Total) is comprised of 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).

Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;
Prior to January 1997, Peregrine Greater China Index.

**	Commencement of operations.

Source: J.P. Morgan Asset Management

JUNE 30, 2009	JF CHINA REGION FUND, INC. 3

CHAIRMAN’S STATEMENT
JUNE 30, 2009

Dear Fellow Stockholder,

After a challenging and disappointing year to 31st December 2008 I am pleased to report that the Fund achieved a positive net asset value (‘NAV’) return of 33.4% in the six months to 30th June 2009. This was marginally behind the return of 36.3% from the Fund’s benchmark, the MSCI Golden Dragon Index (total), representing an underperformance of 2.9%. Over the same period, the Fund’s share price return was lower than the NAV return at 31.8%, reflecting a widening of the discount to NAV from 7.6% to 8.8%.

The positive returns reflect renewed investor optimism in the Greater China Region markets triggered by falling interest rates, large scale stimulus policies made by the Chinese government and low levels of corporate and consumer borrowings. Investor sentiment was further buoyed by improving cross-strait relations between the People’s Republic of China and Taiwan. The Fund’s underperformance was primarily attributable to the portfolio’s cash allocation and underweight position in Taiwan, reflecting the Investment Advisors’ cautious approach during such a volatile and uncertain period. The Investment Advisors’ Report on pages 5 and 6 of this report gives a more detailed review of the Fund’s performance.

In order to comply with certain New York Stock Exchange requirements relating to classified boards, stockholders voted at the Annual Meeting on May 14, 2009 to elect Mr Simon Crinage as a Director of the Fund. Mr Crinage, who has served as President to the Fund since 2003 and is a Managing Director of J.P. Morgan Asset Management, joins the Board as an ‘interested’ Director and has agreed to waive his annual fees for services provided to the Board.

The Greater China story is one that has attracted considerable media attention of late. This is unsurprising considering the excellent growth opportunities and encouraging results of the Chinese government’s stimulus policies to date. Whilst the long term potential of the Greater China markets is clear to see, global economic conditions remain precarious and high levels of volatility are likely to continue.

Respectfully submitted

The Rt. Hon. The Earl of Cromer
Chairman

August 28, 2009

For more information refer to the website www.jfchinaregion.com

4 JF CHINA REGION FUND, INC.	JUNE 30, 2009

INVESTMENT ADVISORS’ REPORT

During the first half of 2009, the Fund achieved a total return on NAV of +33.4%, underperforming the benchmark return of +36.3% by 2.9%. The largest part of the underperformance can be attributed to cash allocation and an underweight position in Taiwanese equities, whilst stock selection in Hong Kong contributed most to positive returns.

China

Market Performance

During the first quarter of 2009, worries about the global financial system contrasted with optimism triggered by falling interest rates and large-scale stimulus packages announced by the Chinese government. The MSCI China Index edged up modestly quarter on quarter, whilst the domestic A-Share markets outperformed strongly (the CSI 300 Index was up 38.0% quarter on quarter), supported by ample liquidity and improved domestic confidence.

The MSCI China Index and CSI 300 Index continued to rally in the second quarter of 2009, driven by the “green shoots” observed in the global economy. Despite capital raising activities, China property stocks in particular have been well supported on the back of strong transaction volumes, stabilizing property prices and increasing land acquisitions. Although China’s economic data has continued to improve, there has yet to be a recovery in exports, which fell 26.4% year on year in May. Conversely, investment in urban factories, real estate and other fixed assets surged 32.9% year on year from January to May, led by investments in the government-led infrastructure projects. Loan growth remained at a rapid pace throughout the second quarter.

Market Outlook

China should continue to lead the recovery in the real economy. Whilst there have been concerns about emerging asset bubbles in China, we suspect the government will maintain current policies given the initial signs of economic recovery. However, China may remain vulnerable to global uncertainty, particularly in exports and industrial production. We expect market volatility to remain high, triggered by potential earnings disappointments for the first half of 2009 results and increasing capital raising activities, including initial public offerings and/or secondary placements. Beyond a further pick-up in public sector investment and stabilization in external trades (though at low levels), we expect private housing investment to rebound along with a gradual recovery in consumer spending. A near term risk is China’s asset-based valuations, which are factoring in mid-cycle/normalized profitability without earnings yet to match.

Hong Kong

Market Performance

During the first quarter of 2009, the MSCI Hong Kong Index fell 0.9%, marginally underperforming the general Asia Pacific ex Japan Region. Corporate results were on average slightly behind expectations and, in the financial sector, companies arguably brought to light more “bad news” than may have been necessary in order to improve results for the remainder for the year. Macroeconomic data continued to deteriorate with GDP contracting for a third consecutive quarter.

On the other hand, the second quarter of 2009 saw one of the strongest recorded rallies in the Hong Kong market with the MSCI Hong Kong Index up 35.8% in local currency terms. The primary driver for this rally was a recovery in risk appetite on the back of capital inflows into Hong Kong, given loose global monetary conditions coupled with reinforced confidence in the strength of the economic recovery in China. Property stocks were the prime beneficiaries as the physical property market benefited from both declining borrowing costs and increasing confidence in economic stabilization. Macroeconomic

JUNE 30, 2009	JF CHINA REGION FUND, INC. 5

INVESTMENT ADVISORS’ REPORT (continued)

data also showed some signs of stabilization with Hong Kong’s unemployment rate remaining unchanged at 5.3% in May, after rising for eight consecutive months.

Market Outlook

Continued buoyant liquidity conditions (brought about by low US interest rates and the Hong Kong dollar’s peg to the US dollar) and increasing economic momentum in China should provide continued support to Hong Kong asset pricing and share valuations at their current levels. The property market rally has entered the next phase with increasing investor confidence and participation, with some speculator activity in select new projects. Meanwhile, continued asset reflation should also benefit banks by increasing economic activity through boosting loan growth (especially mortgages) while lowering credit costs.

Taiwan

Market Performance

Taiwan was the best performing Asian market in the first quarter of 2009 despite the uncertain economic backdrop. The rally was mainly driven by capital flows as retail investors were aggressively restocking after overly aggressive order cuts in late 2008. However, with the export market still shrinking, rising industrial inventories and the labour market set to deteriorate, street economists have further revised down their 2009 Taiwan GDP forecasts.

In the second quarter, Taiwan’s TAIEX Index closed up 26.3% quarter on quarter due to continuing technology demand and restocking of depleted inventories. Momentum on improving cross-straits relations and the surge in tourist arrivals from Mainland China also helped sustain the rally. On the macroeconomic front, after the worse than expected first quarter GDP growth of -10.24% year on year, a bottom seems to have been reached.

Market Outlook

On the political front, there has been progress on cross-straits talks and the Taiwanese government announced the first stage of opening up Chinese foreign direct investment in Taiwan. Thus, despite potential weak third quarter seasonality, uncertain end-demand and relatively rich valuations, Taiwan could continue to see strength in the third quarter on the back of strong liquidity and further developments in cross-straits relations. With low interest rates and increasing investor confidence, the asset reflation theme could continue to remain in focus.

August 28, 2009

6 JF CHINA REGION FUND, INC.	JUNE 30, 2009

TOP TEN HOLDINGS
AT JUNE 30, 2009 (Unaudited)

% OF NET ASSETS
China Mobile, Ltd. China Mobile Limited, through its subsidiaries, provides cellular telecommunications services in the People’s Republic of China and Hong Kong.	7.4
China Construction Bank Corp. ‘H’ China Construction Bank Corporation provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	5.5
Industrial & Commercial Bank of China ‘H’ Industrial and Commercial Bank of China, Limited provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.	4.5
China Life Insurance Co., Ltd. ‘H’ China Life Insurance Company, Limited offers a wide range of life, accident and health insurance products and services.	4.3
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’) TSMC manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.	4.2
CNOOC, Ltd. CNOOC Limited, through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.	4.0
HON HAI Precision Industry Co., Ltd. Hon Hai Precision Industry Co., Limited manufactures and markets personal computer (‘PC’) connectors and cable assemblies used in desktop PCs and PC servers.	3.6
Cheung Kong Holdings, Ltd. Cheung Kong Holdings Limited, through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.	3.0
China Shenhua Energy Co., Ltd. ‘H’ China Shenhua Energy Company Limited is an integrated coal-based energy company focusing on the coal and power businesses in China. The Company also owns and operates an integrated coal transportation network consisting of dedicated rail lines and port facilities.	2.8
Bank of China, Ltd. ‘H’ Bank of China Limited provides a complete range of banking and other financial services to individual and corporation customers worldwide. The Bank’s services include retail banking, Great Wall credit card and debit card services, consumer credit, foreign currency transaction, corporate banking, settlement and clearing, investment banking, and fund management businesses.	2.7

JUNE 30, 2009	JF CHINA REGION FUND, INC. 7

INVESTMENT PORTFOLIO
AT JUNE 30, 2009 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — (unless otherwise noted)
CHINA (46.9%)
Commercial Banks (13.9%)
Bank of China, Ltd. ‘H’	4,580,000	2,180,657
Bank of Communications Co., Ltd. ‘H’	841,000	942,999
China Construction Bank Corp. ‘H’	5,844,000	4,531,898
Industrial & Commercial Bank of China ‘H’	5,286,000	3,683,125
		11,338,679
Construction & Engineering (0.5%)
China Communications Construction Co., Ltd. ‘H’	355,000	415,004
Construction Materials (1.5%)
China National Building Material Co., Ltd. ‘H’	616,000	1,193,840
Diversified Telecommunication Services (0.4%)
China Telecom Corp., Ltd. ‘H’	596,000	296,845
Food Products (1.0%)
Tingyi Cayman Islands Holding Corp.	518,000	854,193
Insurance (5.2%)
China Life Insurance Co., Ltd. ‘H’	959,000	3,526,622
Ping An Insurance Group Co. of China, Ltd. ‘H’	109,000	737,679
		4,264,301
Internet Software & Services (1.8%)
Tencent Holdings, Ltd.	123,400	1,440,188
Leisure Equipment & Products (0.9%)
Li Ning Co., Ltd.	255,000	751,834
Marine (0.4%)
Sinotrans Shipping, Ltd.	854,500	372,670
Metals & Mining (1.9%)
Angang Steel Co., Ltd. ‘H’	300,000	497,803
Jiangxi Copper Co., Ltd. ‘H’	155,000	253,999
Maanshan Iron & Steel Co., Ltd. ‘H’ (a)	1,270,000	799,685
		1,551,487
Multiline Retail (1.0%)
Parkson Retail Group, Ltd.	573,000	819,200
Oil, Gas & Consumable Fuels (8.5%)
China Petroleum & Chemical Corp. ‘H’	1,766,000	1,346,709
China Shenhua Energy Co., Ltd. ‘H’	624,000	2,298,720
CNOOC, Ltd.	2,647,000	3,282,259
		6,927,688
Real Estate Management & Development (1.8%)
China Vanke Co., Ltd. ‘B’	1,016,600	1,469,141
Transportation Infrastructure (0.7%)
Zhejiang Expressway Co., Ltd. ‘H’	724,000	574,525
Wireless Telecommunication Services (7.4%)
China Mobile, Ltd.	607,000	6,077,793
TOTAL CHINA		38,347,388
HONG KONG (22.4%)
Commercial Banks (2.9%)
Hang Seng Bank, Ltd.	120,900	1,700,389
Industrial & Commercial Bank of China Asia, Ltd.	352,537	639,566
		2,339,955
Diversified Financial Services (1.6%)
Hong Kong Exchanges and Clearing, Ltd.	87,000	1,354,946
Electric Utilities (0.2%)
Cheung Kong Infrastructure Holdings, Ltd.	37,000	129,857
Industrial Conglomerates (2.2%)
Hutchison Whampoa, Ltd.	185,000	1,209,057
Jardine Matheson Holdings, Ltd.	22,400	614,208
		1,823,265
Machinery (0.3%)
China Resources Gas Group, Ltd.	330,000	225,676
Marine (1.1%)
Orient Overseas International, Ltd.	203,500	869,137
Real Estate Management & Development (14.1%)
Cheung Kong Holdings, Ltd.	216,000	2,483,287
China Overseas Land & Investment, Ltd.	854,000	1,983,471
China Resources Land, Ltd.	306,000	678,329
Guangzhou Investment Co., Ltd.	1,498,000	332,457

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8 JF CHINA REGION FUND, INC.	JUNE 30, 2009

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Real Estate Management & Development — continued
Hang Lung Properties, Ltd.	468,000	1,548,919
Kerry Properties, Ltd.	205,000	899,349
Sun Hung Kai Properties, Ltd.	162,000	2,023,419
Wharf Holdings, Ltd.	375,000	1,589,506
		11,538,737
TOTAL HONG KONG		18,281,573
TAIWAN (27.7%)
Chemicals (2.8%)
Formosa Chemicals & Fibre Corp. (a)	186,000	280,049
Formosa Plastics Corp.	667,000	1,189,256
Taiwan Fertilizer Co., Ltd.	269,000	798,555
		2,267,860
Commercial Banks (1.9%)
First Financial Holding Co., Ltd.	863,000	515,538
Taishin Financial Holdings Co., Ltd.	2,715,000	1,017,815
		1,533,353
Computers & Peripherals (2.9%)
Acer, Inc.	513,080	892,925
HTC Corp.	84,900	1,200,659
Wistron Corp.	168,000	279,061
		2,372,645
Diversified Financial Services (3.0%)
Fubon Financial Holding Co., Ltd.	1,559,000	1,458,741
Yuanta Financial Holding Co., Ltd.	1,529,000	1,029,897
		2,488,638
Electronic Equipment, Instruments & Components (6.0%)
AU Optronics Corp.	1,644,000	1,603,414
HON HAI Precision Industry Co., Ltd.	940,716	2,910,170
Largan Precision Co.	36,000	380,737
		4,894,321
Food & Staples Retailing (0.8%)
President Chain Store Corp.	240,000	615,178
Industrial Conglomerates (1.1%)
Far Eastern Textile Co., Ltd.	792,000	917,281
Metals & Mining (0.2%)
China Steel Corp.	235,000	201,981
Real Estate Management & Development (0.3%)
Huaku Development Co., Ltd.	102,000	242,487
Semiconductors & Semiconductor Equipment (7.9%)
Advanced Semiconductor Engineering, Inc.	1,494,000	862,886
MediaTek, Inc.	112,420	1,343,147
Powertech Technology, Inc.	137,300	286,652
Richtek Technology Corp.	81,000	509,799
Taiwan Semiconductor Manufacturing Co., Ltd.	2,077,699	3,463,887
		6,466,371
Wireless Telecommunication Services (0.8%)
Far EasTone Telecommunications Co., Ltd.	524,000	614,075
TOTAL TAIWAN		22,614,190
TOTAL INVESTMENTS (97.0% of Net Assets) (Cost $73,636,398)		79,243,151
Assets in excess of liabilities (3.0% of Net Assets)		2,454,095
NET ASSETS (100.0%)		81,697,246
As of June 30, 2009, aggregate cost for Federal income tax purposes was $73,636,398. The aggregate unrealized gain for all securities is as follows
Excess of market value over cost		9,466,551
Excess of cost over market value		(3,859,798)
Net unrealized gain		5,606,753

NOTES TO INVESTMENT PORTFOLIO:

(a)	Non-income producing security.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

H	Chinese security traded on Hong Kong Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 9

STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2009 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $73,636,398)	79,243,151
Cash (including foreign currencies with a cost of $1,328,176 and value of $1,330,342)	2,655,484
Receivable for securities sold	69,417
Dividends receivable	264,594
Total Assets	82,232,646

LIABILITIES:
Payables
Payable for securities purchased	387,890
Accrued liabilities
Investment advisory fees	139,851
Other	7,659
Total Liabilities	535,400
Net Assets	81,697,246

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	628,953
Accumulated realized loss on investments and foreign currency transactions	(23,599,210)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	5,608,882
Net Assets	81,697,246
Net Asset Value Per Share ($81,697,246 ÷ 6,447,637)	12.67

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10 JF CHINA REGION FUND, INC.	JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $56,060)	1,001,099
Interest income from affiliates	6
Total Investment Income	1,001,105

EXPENSES:
Investment advisory fees	330,006
Directors’ fees and expenses	85,490
Custodian and accounting fees	94,889
Administration fees	64,479
Insurance fees	22,149
Shareholder service fees	590
Shareholder report fees	17,577
Audit fees	44,922
Legal fees	73,486
NYSE listing fee	12,339
Other expenses	19,970
Total Expenses	765,897
Net Investment Income	235,208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized loss
Investments in non-affiliates	(9,324,008)
Foreign currency transactions	(42,969)
Net realized loss	(9,366,977)
Net change in unrealized appreciation/depreciation
Investments in non-affiliates	29,570,195
Foreign currency translations	2,269
Change in net unrealized appreciation/depreciation	29,572,464
Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	20,205,487
Net increase in net assets resulting from operations	20,440,695

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2009 (Unaudited) (in US$)	Year Ended December 31, 2008 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	235,208	948,551
Net realized loss on investment transactions	(9,366,977)	(11,886,315)
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	29,572,464	(59,978,319)
Net increase (decrease) in net assets resulting from operations	20,440,695	(70,916,083)
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(28,887)
Net realized gains	—	(21,498,439)
Total distributions to shareholders	—	(21,527,326)
Total increase (decrease) in net assets	20,440,695	(92,443,409)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Dividends and distributions reinvested	—	15,067,439
Change in net assets from capital transactions	—	15,067,439
NET ASSETS:
Beginning of period	61,256,551	138,632,521
End of period (including undistributed net investment income of $628,953 and $393,745, respectively)	81,697,246	61,256,551
SHARE TRANSACTIONS
Opening number of shares	6,447,637	4,585,160
Reinvested	—	1,862,477
Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12 JF CHINA REGION FUND, INC.	JUNE 30, 2009

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2009 (Unaudited) (in US$)		For the Year Ended December 31, 2008 (in US$)	For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)	For the Year Ended December 31, 2005 (in US$)	For the Year Ended December 31, 2004 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	9.50		30.24	22.82	16.04	14.06	13.93
Net investment income	0.04		0.32	0.11	0.07	0.13	0.04
Net realized and unrealized gain (loss)	3.13		(16.36)	12.54	6.80	1.91	0.09
Total from investment operations	3.17		(16.04)	12.65	6.87	2.04	0.13
Dividends from net investment income	—		(0.01)	(1.25)	(0.09)	(0.06)	—
Distributions from net realized gains	—		(4.69)	(3.98)	—	—	—
Total distributions	—		(4.70)	(5.23)	(0.09)	(0.06)	—
Net asset value, end of period	12.67		9.50	30.24	22.82	16.04	14.06
Market value, end of period	11.56		8.77	25.47	22.80	13.71	12.80
Total Investment Return
Per share market value *	31.8%		(45.6%)	35.0%	67.1%	7.6%	(29.2%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	81,697,246		61,256,551	138,632,521	104,623,906	73,558,649	64,487,971
Ratios of total expenses to average net assets	2.32	%**	1.92%	1.54%	1.95%	2.08%	2.22%
Ratios of net investment income to average net assets	0.71	%**	0.98%	0.39%	0.36%	0.90%	0.31%
Portfolio turnover rate	136.3	%**	114.8%	118.8%	192.4%	121.8%	168.6%
Number of shares outstanding at end of period (in thousands)	6,448		6,448	4,585	4,585	4,585	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

**	Annualized for periods less than one year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 13

NOTES TO FINANCIAL STATEMENTS
AT JUNE 30, 2009 (Unaudited)

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i)  Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open end mutual funds are valued at current day’s closing net asset value per share.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14 JF CHINA REGION FUND, INC.	JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$79,243,151	$ —
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$79,243,151	$ —

#	All portfolio holdings designated as Level 1 are disclosed individually in the Investment Portfolio. Please refer to the Investment Portfolio for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

ii)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii)  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv)  Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v)  Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 15

NOTES TO FINANCIAL STATEMENTS
AT JUNE 30, 2009 (Unaudited) (continued)

vi)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the six months ended June 30, 2009, the Fund made purchases of $44,050,888 and sales of $44,468,224 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i)  JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation.

ii)  During the six months ended June 30, 2009, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii)  Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $25,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv)  Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 3, 2008, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

16 JF CHINA REGION FUND, INC.	JUNE 30, 2009

i)  Share Repurchase Program — The Fund was authorized to repurchase up to 458,516 shares (10% of its then issued and outstanding shares) in the open market through September 10, 2009. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not repurchase any shares under the share repurchase program.

6. Risks and Uncertainties

i)  China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2009, the Fund had 48.4%, 23.1%, and 28.5% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

ii)  Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii)  Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 17

RESULTS OF THE ANNUAL STOCKHOLDERS’ MEETING

The Fund held its annual stockholders’ meeting on May 14, 2009. At this meeting, stockholders elected the following nominees to the Fund’s Board of Directors.

I) Election of Directors

Nominees	Votes For	Votes Withheld	Shares Not Voted	Total Voting Shares
The Rt. Hon. The Earl of Cromer	3,962,403	1,311,831	1,173,403	6,447,637
Simon J. Crinage	5,043,457	230,777	1,173,403	6,447,637

OTHER INFORMATION

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2009.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 15, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

18 JF CHINA REGION FUND, INC.	JUNE 30, 2009

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2012; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business). Director of Schroder Asia Pacific Fund Limited (financial), London Asia Capital plc (financial), Pedder Street Asia Absolute Return Fund Limited (financial); Chairman of Japan High Yield Property Fund Limited (financial), China IPO Group Limited (financial) and Western Provident Association (insurance).	1	See Principal Occupation.
Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2010; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited (property).	1	See Principal Occupation.
Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Asset Management Limited (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	Director and Chairman of The Korea Fund, Inc.
JUNE 30, 2009	JF CHINA REGION FUND, INC. 19

FUND MANAGEMENT
(continued)

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent DIRECTORS (continued)
John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2010; Director since 2008	Director of Enalasys (energy); Director of VLPS (lighting)	1	See Principal Occupation

Interested Director & President of the Fund
Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2012; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management	1	None

*	The Fund is the only fund in the Fund Complex.

20 JF CHINA REGION FUND, INC.	JUNE 30, 2009

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006**	Treasurer of the Fund; Vice President, J.P. Morgan Asset Management.
Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.
Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Vice President, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

JUNE 30, 2009	JF CHINA REGION FUND, INC. 21

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

22 JF CHINA REGION FUND, INC.	JUNE 30, 2009

DIRECTORS AND ADMINISTRATION
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer —
Director and Chairman of the Board
Alexander R. Hamilton — Director
Julian M. I. Reid — Director
John R. Rettberg — Director
Simon J. Crinage — Director and President
Michael J. James — Treasurer
Christopher D. Legg — Secretary
Muriel Y.K. Sung — Chief Compliance Officer
Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands
Administrator	J.P. Morgan Investor Services, Co. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.
Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.
Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.
Hong Kong: Bank of China Tower 1 Garden Road Hong Kong
Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

JUNE 30, 2009	JF CHINA REGION FUND, INC. 23

THIS PAGE IS INTENTIONALLY LEFT BLANK

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to a semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph
(a) (1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required for this filing.

.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/_____________________________

Simon Crinage

President and Principal Executive Officer

September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Simon Crinage

President and Principal Executive Officer

September 4, 2009

By:	/s/____________________________

Michael J. James

Treasurer and Principal Financial Officer

September 4, 2009